UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2018

AXOS FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2018, Axos Clearing, LLC (“Parent”) and Axos Clarity MergeCo., Inc. (“Merger Sub”), each a subsidiary of Axos Financial, Inc. (the “Registrant” or “Axos”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) to acquire COR Securities Holdings Inc. (“COR Securities Holdings”), a leading full-service correspondent clearing firm for independent broker-dealers. Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into COR Securities Holdings (the “Merger”), with COR Securities Holdings surviving the Merger (the “Surviving Company”) as a wholly-owned subsidiary of Axos and Parent. In addition, Axos entered into a Guaranty of Payment and Performance of Agreement and Plan of Merger (the “Guaranty”) in favor of the stockholders of COR Securities Holdings, pursuant to which Axos will guaranty the obligations of Parent and Merger Sub under the Merger Agreement. The Merger Agreement was approved by the Board of Directors of each of Axos and COR Securities Holdings, and contains customary representations, warranties and covenants by COR Securities Holdings, as well as indemnification by COR Securities Holdings’ principal stockholders, subject to the limitations contained in the Merger Agreement.

The total consideration to be paid by Axos, subject to certain adjustments and conditions in the Merger Agreement, will be an amount in cash (the “Closing Consideration”) equal to (i) $80,000,000, (ii) plus the amount by which Adjusted Excess Regulatory Net Capital of COR Securities Holdings (as defined in the Merger Agreement) exceeds (or minus the amount by which Adjusted Excess Regulatory Net Capital is less than) $12,525,948, (iii) minus the amount of Net Debt of COR Securities Holdings (as defined in the Merger Agreement), and (iv) minus the amount of Transaction Expenses (as defined in the Merger Agreement). In addition, an aggregate of $7,500,000 of the Closing Consideration will be deducted from the amount paid at closing, and the Surviving Company will issue subordinated notes to the principal stockholders of COR Securities Holdings in an equal principal amount, with a maturity of 15 months, to serve as the sole source of payment of indemnification obligations of the principal stockholders of COR Securities Holdings under the Merger Agreement.

The completion of the Merger is subject to customary closing conditions, including (1) approval of COR Securities Holdings’ stockholders, (2) approval by the Financial Industry Regulatory Authority without the imposition of any “Burdensome Condition” (as defined in the Merger Agreement), and (3) if required, approval of the Board of Governors of the Federal Reserve System without the imposition of any “Burdensome Condition”. Under the Merger Agreement, the Merger may not occur prior to January 2, 2019 without the prior written consent of Parent and COR Securities Holdings.

The foregoing description of the Merger Agreement and Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 2.1 and 10.1 and are incorporated herein by reference. In addition, the representations, warranties and covenants of each party set forth in the Merger Agreement and Guaranty have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement and Guaranty, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement and Guaranty instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors in the Registrant should not rely on them as statements of fact.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure
On October 1, 2018, Axos issued a press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference. For additional information regarding the transaction, please see the investor presentation on the Registrant’s website, axosfinancial.com.
The press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Statements included in this Form 8-K and attached exhibits regarding the Registrant and the proposed Merger that are not historical facts are forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act). Forward-looking statements include words or phrases such as “anticipate,” “believe,” “contemplate,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. These statements involve risks and uncertainties including, but not limited to, actions by regulatory authorities or other third parties, actions by the respective companies’ stockholders, costs and difficulties related to integration of COR, delays, costs and difficulties related to the Merger, the Registrant’s financial results and performance following the completion of the Merger, satisfaction of closing conditions, and other factors detailed in the risk factors section and elsewhere in the Registrant’s Annual Report on Form 10-K for the year ended June 30, 2018 and its other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected in such forward-looking statement. All information in this Form 8-K and attached exhibits is provided as of the date hereof, and the Registrant disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1
Agreement and Plan of Merger by and among Axos Clearing, LLC, Axos Clarity MergeCo., Inc., Cor Securities Holdings, Inc., the Seller Parties thereto and the Holder Representative, dated September 28, 2018*

10.1	Guaranty of Payment and Performance of Agreement and Plan of Merger
99.1	Press Release dated October 1, 2018
*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date: October 1, 2018	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer